Exhibit  23

Consent  of  Independent  Public  Accountants

CardioTech  International,  Inc.

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statements File No. 333-72223 and File No. 333-05893.


                                                            Arthur Andersen, LLP

Boston,  Massachusetts
June  27,  2002


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